NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund (formerly, Nationwide AllianzGI International Growth Fund)

Supplement dated August 1, 2023
to the Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Janus Henderson Overseas Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Julian McManus	Executive Vice President and Portfolio Manager	Since 2022

2.	The information relating to the “Nationwide Janus Henderson Overseas Fund” on page 60 of the Prospectus is deleted in its entirety and replaced with the following:

Julian McManus is responsible for the day-to-day management of the Fund.

Mr. McManus is Executive Vice President and Portfolio Manager of the Fund. He joined Janus in 2004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE